UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2014

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc. (the “Company”) dated February 27, 2014 reporting the Company’s financial results for the fourth quarter of 2013 and for the year ended December 31, 2013.

The above information and attached press release are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information included herein and in the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01                                  Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company dated February 27, 2014 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, March 10, 2014.

ITEM 9.01                                  Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated February 27, 2014 reporting the Company’s financial results for the fourth quarter of 2013 and for the year ended December 31, 2013.

Exhibit 99.2 Press Release of Comfort Systems USA, Inc. dated February 27, 2014 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, March 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President and
General Counsel

Date: February 27, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc. dated February 27, 2014 reporting the Company’s financial results for the fourth quarter of 2013 and for the year ended December 31, 2013.

99.2

Press Release of Comfort Systems USA, Inc. dated February 27, 2014 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, March 10, 2014.